Exhibit 14.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-111779) of Millicom International Cellular S.A. of our report dated May 2, 2005 relating to the financial statements, which appears in this Form 20-F.

PricewaterhouseCoopers S.à r.l.	Luxembourg, May 2, 2005